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                                                                    Exhibit 10.9

                              OVERHILL FARMS, INC.

                           SECOND AMENDED AND RESTATED
                           SECURED SENIOR TERM A NOTE


$17,800,000.00                   Originally Amended and Restated April 16, 2003,
                                as Further Amended and Restated October 31, 2003


         FOR VALUE RECEIVED, the undersigned, OVERHILL FARMS, INC., a Nevada corporation ("BORROWER"), hereby promises to pay to the order of PLEASANT STREET INVESTORS, LLC, a California limited liability company ("PAYEE"), at its address at 335 N. Maple Drive, Suite 240, Beverly Hills, California 90210, or at such other place as Payee may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVENTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($17,800,000.00).

         This Second Amended and Restated Secured Senior Term A Note (this "NOTE") is the "Senior Term A Note" referred to in that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003, a Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 19, 2003, and a Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 31, 2003 (the "THIRD AMENDMENT") (as so amended and as further amended from time to time, the "LOAN AGREEMENT"), by and among Borrower and Payee. This Note (i) amends and restates the Amended and Restated Senior Term A Note dated April 16, 2003, in the original principal amount of $17,000,000.00, and (ii) evidences the Senior Term A Loan, including the original principal amount of $17,000,000.00 and the $800,000.00 of Additional Funds (as defined in the Third Amendment) being loaned to Borrower by Lender under the Third Amendment. Capitalized terms or matters of construction defined or established in Schedule A to the Loan Agreement shall apply herein as defined or established therein.

         The principal amount of the Senior Term A Loan shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Senior Term A Maturity Date. If a Change in Control occurs at any time, Payee may require Borrower to prepay this Note, in whole or in part, as provided in the Loan Agreement. Interest on the outstanding principal amount of this Note shall be paid at the Applicable Rate or the Default Rate, as applicable, and at such times as are specified in the Loan Agreement.

         The holder of this Note shall be entitled to the rights and benefits under the Loan Agreement and the other Loan Documents. Payment and performance of this Note are secured by the security interests and liens granted under the Collateral Documents and are guarantied under the Guaranty. All terms, covenants, and conditions of the Loan Agreement and all other Instruments evidencing or securing the Indebtedness hereunder, including the Loan Documents, are hereby made a part of this Note and are deemed incorporated herein in full.


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         The principal balance of the Senior Term A Loan, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof shall be recorded by Payee on its books and records; PROVIDED that the failure by Payee to make any such recordation shall not affect the rights of Payee or the obligations of Borrower to make payment when due of any amount owing with respect to the Senior Term A Loan.

         Except as otherwise provided in the Loan Agreement, if any payment or prepayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon the occurrence and during the continuance of an Event of Default, this Note may, without demand, notice, or legal process of any kind, as provided in the Loan Agreement, be declared, and upon such declaration immediately shall become, or upon certain circumstances set forth in the Loan Agreement may become without declaration, due and payable.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower waives presentment, demand, protest, and notice of nonpayment and protest.

         THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW OR CHOICE OF LAW PRINCIPLES.

         BORROWER AND PAYEE EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (A) THIS NOTE, INCLUDING ANY AMENDMENT HEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR (B) ANY CONDUCT, ACT OR OMISSION OF BORROWER OR PAYEE WITH RESPECT TO THIS NOTE, INCLUDING ANY AMENDMENT HEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING; AND BORROWER AND PAYEE EACH AGREES AND CONSENTS THAT ANY SUCH ACTION, SUIT OR OTHER PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER BORROWER OR PAYEE MAY FILE A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER TO THE WAIVER OF ANY RIGHT IT OR THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.


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         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized representatives on the date first above written.

                                      OVERHILL FARMS, INC., a Nevada corporation


                                      By:  /S/ James Rudis
                                           -------------------------------------
                                           James Rudis
                                           President and Chief Executive Officer


                                      By:  /S/ John Steinbrun
                                           -------------------------------------
                                           John Steinbrun
                                           Vice President and Chief Financial
                                           Officer

AGREED AND ACCEPTED:

PLEASANT STREET INVESTORS, LLC,
a California limited liability company

By:     LEVINE LEICHTMAN CAPITAL
        PARTNERS, INC., its Manager


         By: /S/ Steven E. Hartman
            --------------------------------------------------
                  Steven E. Hartman
                  Vice President


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